TRxADE

# Digitalizing the Retail Pharmacy Experience

Investor Presentation
July 2022

NASDAQ:MEDS

# Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risks include risks relating to agreements with third parties, including Coborn's and Galt Pharmaceuticals; dilution which may be caused by future offerings; our ability to raise funding in the future, as needed, and the terms of such funding; the planned benefits, expected users of, and projected revenues of our venture with Exchange Health; amounts we owe and may owe to Exchange Health in connection with the Joint Venture; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc subsidiary; our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company's stock repurchase program; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; increased inflation; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE HEALTH, INC.'s future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE HEALTH, INC.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE HEALTH, INC. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE HEALTH, INC., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

**Use of Non-GAAP Financial Information**

This presentation discusses "EBITDA" (net income (loss) attributable to TRxADE HEALTH, Inc. before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA before stock-based compensation expense, litigation expenses, loss (gain) on inventory investment and loss (gain) on impairment of goodwill). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE HEALTH, INC. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

# About TRxADE HEALTH, INC.

**TRxADE** is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 13,815+ registered members nationwide
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

| TRxADE HEALTH, INC. (NASDAQ:MEDS) | |
|---|---|
| Share Price[1] | $1.65 |
| Market Cap[1] | $13.5M |
| Revenues (TTM)[3] | $11.5M |
| Gross Margin (TTM)[3] | 43.9% |
| Net Loss (TTM)[3] | $(4.2)M |
| Q2 2022 Adj. EBITDA[4] | $(1.1)M |
| Cash[2] | $1.0M |
| Debt[2] | $0.5M |
| Shares O/S[2] | 8.2M |
| Float [2] | 3.8M |
| Insider Ownership | 54% |

1) As of July 22, 2022
2) As of June 30, 2022
3) TTM = Trailing Twelve Months ended June 30, 2022
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as stock-based compensation expense, loss (gain) on inventory investment, litigation expenses and loss (gain) on impairment of goodwill. See appendix for reconciliation to GAAP.

TRADE Rx

# Divisions of TRxADE HEALTH

## Pharmaceutical Marketplaces (With Supporting B2B + Supporting Subsidiaries)[1]

B2B

TRADE Rx

Supplier-Pharmacy Marketplace Platform

SOSRx

Manufacturer-Distributor Marketplace Platform

INTEGRA PHARMA SOLUTIONS

Rx Distributor



BONUM HEALTH

COMMUNITY SPECIALTY PHARMACY

### Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

### Supporting Subsidiaries

Provide partner Pharmacies with ability to offer their uninsured and under insured patients access to over 650 medical doctors across 50 states. Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

TRADE Rx

1) Pie slices not representative of revenue mix between subsidiaries

# TRxADE Marketplace

## Our B2B Pharmaceutical Supply Chain Platform

**U.S. Pharmaceutical Industry[1,2]**

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~19,400 independent pharmacies in the U.S. that represent ~$67.1 Billion in drug purchases annually
- Targeted Medical Clinics that dispense pharmaceuticals total approximately 38,500 in the U.S. [5]

**The Problem**

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with

**Independent Pharmacy and Clinics Footprint**


Growth Opportunity
TRxADE Registered Users
13,815+
52,000

**Projected North America ePharmacy Market[4]**
(USD Billion)

**2021 – 2027 CAGR of 15.6%**

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023; 2) National Community of Pharmacists Association's 2021 Digest 3) NCPA 2020 Digest Report; 4) KBV Research September 2021, and 5) AMPA.org and aad.org

# TRxADE Marketplace

## Trxade.com (Distributor Pharmaceutical Supply Chain Platform)

### Our Marketplace Solution:

- TRxADE's exchange platform offers a clear and concise interface that allows over 13,815+ registered members in 50 states to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)
- Recently launched medical division further extends platform capabilities to physicians and small healthcare facilities.



TRADE X

# Selected Operational Metrics

**TRxADE Platform**

Our marketplace has over 72 national and regional pharmaceutical suppliers providing over 120,000 branded and generic drugs, including over the counter drugs and drugs available for purchase by pharmacists.

Metrics for the three month period ending June 30, 2022 compared to the same period in 2021:

- Registered users year-over-year increased 1,054 or 8%
- Revenue increased $123,430 or 11%
- Platform sales transactions increased 21%

| | | |
|---|---|---|
| Processed Sales Volume | 21% | ↑ |
| Total Revenue | 11% | ↑ |
| Registered Users | 8% | ↑ |
| Unique Products listed | 40% | ↑ |

**TRxADE Prime**

The focus of Trxade Prime is to be the pharmaceutical supplier of choice for healthcare organizations of all sizes. Our expertise in the distribution of products extends to all healthcare markets including government organizations, hospitals, clinics, and independent pharmacies nationwide.

Metrics for the three month period ending June 30, 2022 compared to the same period in 2021:

- Processed sales increased 435%
- Unique buyers increased by 135%
- Number of orders increased 330%

| | | |
|---|---|---|
| Unique Buyers | 135% | ↑ |
| Orders | 330% | ↑ |
| Total Units Sold | 713% | ↑ |
| Processed Sales | 435% | ↑ |

# Marketplace User Supporting Divisions

### Bonum Health

Tele Health Company offers individual and Employer sponsored patients access to certified medical providers 24/7/365 in 50 states

- Focus on uninsured and underinsured patients
- Has Partnerships with 1,000+ Retail chain and independent pharmacies partners with access to millions of new consumer subscribers.

### Integra Pharma Solutions

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes supplying pharmaceuticals nationwide via its TRxADE Prime model.

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- Holds pharmaceuticals distributor licenses in 39 states

### Community Specialty Pharmacy

Fully functional pharmacy with direct PBM contracts and 340B contracts servicing both insured and uninsured patients.

- Registered in 36 States
- Legitscript Certified
- Offers Medication therapy management (MTM) services and specialized care for patients suffering from chronic conditions
- Capability to provide turnkey solution to manufacturers, telehealth companies and employer groups

# Selected Financials

- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform: 13,815+ registered members with continued platform development requiring minimal capital expenditures**

| (USD $ in Millions) | Three Months Ended June 30, 2022 | Three Months Ended June 30, 2021 |
|---|---|---|
| Revenue | $3.3 | $1.9 |
| Gross Profit | $1.2 | $0.8 |
| Net Loss | $(1.1) | $(2.6) |
| Adjusted EBITDA (Loss) (1) | $(1.1) | $(1.2) |
| | | |
| Cash & Cash Equivalents | $1.0 | $4.5 |
| Debt | $0.5 | $0.0 |

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization and before stock-based compensation expense, loss (gain) on inventory investment, litigation expenses, and loss (gain) on impairment of goodwill. See appendix for a reconciliation of these amounts to GAAP and "Use of Non-GAAP Financial Information", above.



Quarterly Revenue
(USD $ in Thousands)
2,550
2,388
3,240
3,279
Q3 2021
Q4 2021
Q1 2022
Q2 2022



Annual Revenue
(USD $ in Thousands)
$2,913
$2,482
$2,931
$3,832
$7,436
$17,122
$9,989
2015
2016
2017
2018
2019
2020
2021

TRADE X

# Management



## Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu is also Chief Executive Officer of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol "AEHA", as well as a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol "OTECU". Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



## Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



## Janet Huffman, Chief Financial Officer

Ms. Huffman joined TRxADE HEALTH, Inc in February of 2022. Ms. Huffman has served in various finance roles within the healthcare industry. In 2009, Ms. Huffman joined Infinity Home Care and served as Director of Finance and Regional Director of Operations until 2013. From 2013 to 2014, Ms. Huffman served as Director of Finance for Internal Medicine Associates and from 2014 to 2016, she served as Vice President of Finance for Family Home Health Services. Inc. Starting in February 2017 and continuing through January of 2020, Ms. Huffman served as the CFO for Signature Home Now, a Kentucky based healthcare company, in her role as CFO, Ms. Huffman supported the home health division providing financial and operational direction. In January of 2019, Ms. Huffman became one of the founders of Banyan Pediatric Care Centers, Inc, serving as its CFO; in 2021, Ms. Huffman led Banyan through a merger with Arboreta Healthcare Inc. continuing as its CFO until February of 2022. She obtained a Bachelor of Arts degree in accounting from the University of South Florida.

TRADE X

# Key Takeaways

## NASDAQ:MEDS

**TRxADE** is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

### A Tech Focused Healthcare Services Company

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 13,815+ registered members nationwide
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

# Contact Us

**TRxADE HEALTH, INC.**
2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

**www.trxadehealth.com**

# Appendix:

Consolidated Balance Sheet

**TRxADE HEALTH, INC.**
**Consolidated Balance Sheets**
**June 30, 2022 and December 31, 2021**

| | June 30, 2022 | December 31, 2021 |
|---|---|---|
| **Assets** | | |
| **Current Assets** | | |
| Cash | $ 962,227 | $ 3,122,578 |
| Accounts receivable, net | 1,019,068 | 978,973 |
| Inventory | 127,139 | 56,279 |
| Prepaid assets | 363,623 | 216,414 |
| Inventory deposits | 875,321 | - |
| Total Current Assets | 3,347,378 | 4,374,244 |
| Property plant and equipment, net | 70,857 | 98,751 |
| Intangible assets and capitalized software, net | 1,057,972 | - |
| Deposits | 49,031 | 60,136 |
| Operating lease right-of-use assets | 1,147,222 | 1,233,033 |
| **Total Assets** | $ 5,672,460 | $ 5,766,164 |
| **Liabilities and Shareholders' Equity** | | |
| **Current Liabilities** | | |
| Accounts payable | 1,195,192 | 477,028 |
| Accrued liabilities | 437,285 | 270,437 |
| Other current liabilities | 14,199 | - |
| Contingent funding liabilities | 550,000 | - |
| Current portion lease liabilities | 183,066 | 178,561 |
| Notes payable-- related party | 166,667 | - |
| Total Current liabilities | 2,546,409 | 926,026 |
| **Long Term Liabilities** | | |
| Other Long-Term Liabilities — Leases | 988,185 | 1,069,965 |
| Notes Payable | 333,333 | - |
| **Total Liabilities** | 3,867,927 | 1,995,991 |
| **Stockholders' equity** | | |
| Series A preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding, as of June 30, 2022 and December 31, 2021. | - | - |
| Common stock, $0.00001 par value; 100,000,000 shares authorized; 8,181,041 and 8,166,457 shares issued and outstanding, as of June 30, 2022 and December 31, 2021, respectively | 82 | 82 |
| Additional paid-in capital | 20,112,485 | 20,017,528 |
| Retained deficit | (18,291,347) | (16,247,437) |
| Total | 1,821,220 | 3,770,173 |
| Non-controlling interest in subsidiary | (16,687) | - |
| Total stockholders' equity | 1,804,533 | 3,770,173 |
| **Total liabilities and stockholders' Equity** | $ 5,672,460 | $ 5,766,164 |

# Appendix:

Consolidated Statements of Operations

TRxADE HEALTH, INC.
Consolidated Statement of Operations
For the Three and Six months Ended June 30, 2022 and 2021

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2022 | 2021 | 2022 | 2021 |
| **Revenues** | $ 3,278,729 | $ 1,898,254 | $ 6,519,001 | $ 4,951,489 |
| Cost of Sales | 2,107,815 | 1,056,863 | 4,012,384 | 2,726,787 |
| **Gross Profit** | 1,170,914 | 841,391 | 2,506,617 | 2,224,702 |
| **Operating Expenses:** | | | | |
| Loss on inventory investment | - | 1,225,141 | - | 1,225,141 |
| Wage and salary expense | 1,178,124 | 922,787 | 2,248,082 | 1,862,421 |
| Professional fees | 111,057 | 286,987 | 212,066 | 551,806 |
| Accounting and legal Expense | 139,858 | 203,712 | 376,079 | 363,759 |
| Technology expense | 298,062 | 124,583 | 543,847 | 339,473 |
| General and administrative | 546,919 | 647,769 | 1,198,221 | 1,095,945 |
| Total operating expenses | 2,274,020 | 3,410,979 | 4,578,295 | 5,438,545 |
| **Operating Loss** | (1,103,106) | (2,569,588) | (2,071,678) | (3,213,843) |
| **Nonoperating income (expense)** | | | | |
| Gain on disposal of asset | - | - | 4,100 | - |
| Interest expense | (9,155) | (8,688) | (10,519) | (15,952) |
| Total nonoperating expense | (9,155) | (8,688) | (6,419) | (15,952) |
| **Net Loss** | $ (1,112,261) | $ (2,578,276) | $ (2,078,097) | $ (3,229,795) |
| Net loss attributable to TRxADE Health, Inc. | (1,083,763) | (2,578,276) | (2,043,910) | (3,229,795) |
| Net loss attributable to non-controlling interests | (28,498) | - | (34,187) | - |
| Net loss per common share -- basic and diluted | $ (0.13) | (0.32) | $ (0.25) | $ (0.40) |
| Weighted average common shares outstanding - basic and diluted | 8,181,041 | 8,122,206 | 8,179,591 | 8,107,864 |

# Appendix:

## Reconciliation of Net Income to Adj. EBITDA*

**Reconciliation of Net Income(Loss) attributable to TRxADE HEALTH, Inc., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA***

| | For the three months ended June 30, 2022 | For the three months ended June 30, 2021 | For the six months ended June 30, 2022 | For the six months ended June 30, 2021 |
|---|---|---|---|---|
| Net Income (Loss) attributable to TRxADE Health, Inc. | $ (1,112,261) | $ (2,578,276) | $ (2,078,097) | $ (3,229,795) |
| *Add (deduct):* | | | | |
| Interest, net | 9,155 | 8,688 | 10,519 | 15,952 |
| Depreciation and amortization | 9,470 | 1,750 | 9,470 | 3,500 |
| **EBITDA** | **(1,093,636)** | **(2,567,838)** | **(2,058,108)** | **(3,210,343)** |
| *Add (deduct):* | | | | |
| Loss on Inventory Investment | - | 1,225,141 | - | 1,225,141 |
| Loss on Impairment of Goodwill | - | - | - | - |
| Litigation Expenses | - | - | 225,000 | - |
| Stock-based compensation | 29,216 | 161,808 | 94,082 | 335,793 |
| **Adjusted EBITDA *** | **$ (1,064,420)** | **$ (1,180,889)** | **$ (1,739,026)** | **$ (1,649,409)** |

* EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.